UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-10041

JNL Investors Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

ANNUAL REPORT
December 31, 2019
• JNL® Investors Series Trust

JNL Investors Series Trust Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2019

Domestic Equity		Developed International Equity
S&P 500 Index	31.49%	MSCI All Country World ex-USA Index (Net)	21.51%
S&P MidCap 400 Index	26.20	MSCI EAFE Index (Net)	22.01
S&P Small Cap 600 Index	22.78
MSCI USA Index	31.64
MSCI USA Mid Cap Index	30.84	Emerging Markets
MSCI USA Small Cap Index	27.38	MSCI Emerging Markets Index (Net)	18.42%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	6.84%	Bloomberg Commodity Index	7.69%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	MSCI US REIT Index	24.33
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32
		Alternative Strategy
		Wilshire Liquid Alternative Index	6.65%

Domestic Equity: It was a terrific year for U.S. equity investors. After a tough end to 2018, stocks rallied hard to start and finish the year with only a few minor hiccups in between. The broad market S&P 500 Index finished 2019 up more than 30%, with most other major indices not far behind. The year began with the “Fed Pivot” that halted a move towards higher interest rates and a “normalized” rate environment, thereby soothing market concerns about slowing global economic growth. Mid-year worries about the impact of Brexit, a trade war with China, and fears of recession were swept aside by three interest rate cuts by the U.S. Federal Reserve (“Fed”), clearing the way for a strong finish to the year. The rally was led by growth stocks, especially large-growth stocks, as technology names climbed more than 50%. But by the end of the year the rally had become more broad-based. Traditionally defensive sectors of the market such as Real Estate and Utilities soared amid the mid-year swoon when economic fears were greatest. Even struggling Financials staged a late rebound buoyed by strong consumer sentiment boosted by continued low unemployment. Only Energy remained a persistent laggard, hampered by a glut of oil and natural gas supply on the market. Markets seem more tied to global events and the news cycle than ever before. Given this dynamic it is difficult for investors to know which way markets may go in the near term.

Fixed Income: Similar to U.S. equities, fixed income markets saw riskier bonds rewarded early and late in the year, with traditional safe havens prospering in between. Corporate credits and high-yield bonds got off to a strong start to the year only for global economic worries and recession fears to weigh on returns after the initial euphoria following the Fed Pivot. Concerns were magnified as massive foreign buying of US Treasuries caused yields to plummet mid-year leading to an inversion of the yield curve (where long-term rates are lower than short-term rates), which some view as a potential sign of an oncoming economic recession. However, the bond market eventually interpreted the conclusion of Fed rate cutting in the Fall as a sign that the economy was in solid shape, and the “risk on” rally resumed. This time, emerging market debt led the market surge into year end, with high-yield and corporate credits not far behind.

Developed International Equity: Although it’s difficult to describe returns that topped 20% as sluggish, foreign equities significantly lagged the U.S. for most of the year. Europe was dogged by poor economic data, centered on Germany, and lingering concerns about Brexit for much of the year. Widespread negative interest rates and the perception that the European Central Bank (ECB) might be out of ammunition in case the region entered recession plagued investor sentiment. The election of Boris Johnson in the UK and the bottoming of leading economic indicators, however, seemed to provide needed clarity to investors that helped drive developed markets to keep pace with the U.S. during the fourth quarter.

Emerging Markets: After struggling in 2018, emerging market equities seemed poised to shine in 2019. It didn’t happen. At least not for the first three quarters of the year. Expectations for a weakening US dollar to boost emerging economies never materialized as the dollar remained stable. Economic weakness in European end markets as well as slowing growth in China also served to dampen expectations and investor sentiment despite relatively attractive valuations. The political and economic clarity that lifted the gloom on developed foreign markets toward the end of the year also boosted emerging markets. Emerging market bonds and equities led the fourth quarter rally, with the latter posting double-digit gains in outpacing the rest of the world.

Alternatives: It was a mixed year for alternatives as real assets mostly soared along with U.S. equities while many alternative strategies struggled to keep pace with fixed income returns. The dispersion in assets was notable as equity-oriented real estate and global infrastructure plays far outgained the modest returns of commodities weighed down by energy woes and a still strong U.S. dollar. While some alternative strategies managed solid double-digit gains, especially in the Hedged Equity and Global Macro segments, others only managed to return single digits. Results from Currency and Managed Futures strategies were especially frustrating. Although the main purpose of alternatives is to serve as low-correlated diversifiers, after failing to meaningfully fulfill that role in 2018, investors may view 2019 as another disappointment.

JNL/PPM America Low Duration Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	3.99%	1 Year	4.38%
5 Year	1.69	5 Year	N/A
Since Inception	1.55	Since Inception	2.52
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Non-U.S. Government Agency ABS	35.1%
Financials	25.8
Government Securities	8.7
Health Care	5.3
U.S. Government Agency MBS	3.7
Consumer Staples	3.5
Real Estate	3.2
Communication Services	3.0
Energy	2.9
Information Technology	2.3
Industrials	1.9
Utilities	1.7
Consumer Discretionary	0.9
Materials	0.2
Securities Lending Collateral	1.2
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2019, JNL/PPM America Low Duration Bond Fund underperformed its primary benchmark by posting a return of 3.99% for Class A shares compared to 4.03% for the Bloomberg Barclays Capital 1-3 Year U.S. Government Credit Index.

Security selection and the resulting overweight to investment grade corporate bonds drove the outperformance, led by banking. An underweight to U.S. Treasuries also contributed to Fund performance. Detractors were modest, led by the Fund’s cash holdings and agency debt exposure. Derivatives did not materially impact Fund performance.

The investment objective of the Fund is a high level of current income consistent with capital preservation. The Fund seeks to add value over the long term primarily through sector rotation, security selection and to a lesser extent, interest rate risk management. The Fund primarily invests in a diversified portfolio of investment grade debt securities, including corporate bonds; asset-, commercial mortgage- and mortgage backed securities; and obligations of the U.S. Government and its agencies. The Fund may also purchase high yield bonds on a tactical and strategic basis. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Relative to the benchmark on December 31, 2019, the Fund held an underweight position in U.S. Treasuries and overweight positions in investment grade corporate bonds and asset backed securities. These positions positively contributed in 2019 and did not change significantly from December 31, 2018. Relative to the benchmark on December 31, 2019, the Fund held an underweight position in AAA bonds and overweight positions in AA, A and BBB bonds. The underweight position in AAA bonds is due to the underweight position in U.S. Treasuries, and quality remained stable in the Fund over 2019.

The primary risk we see for 2020 is the U.S. election. We expect political risk to ramp higher as the year progresses, and there are potential sector impacts from any major US political shifts. Corporate earnings growth failing to materialize in the U.S. over the next 12-18 months is another primary risk.

Ratings of securities in the Fund are based on the Bloomberg Barclays Rating Methodology which uses credit quality ratings for the underlying securities held by the Fund from three nationally recognized statistical rating organizations (“NRSROs”): Standard & Poor’s (S&P), Moody’s Investor Service, and Fitch, Inc. For three NRSRO ratings, the middle rating is used. For two NRSRO ratings, the most conservative is used. For a single NRSRO rating, that rating is used. If no NRSRO ratings are available, the internal rating (Index Rating for the index universe) is used. For securities rated by an NRSRO other than S&P, that rating is converted to the equivalent S&P credit rating.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 58.0%
U.S. Government Agency Obligations 43.4%
Council of Federal Home Loan Banks
1.55%, (US SOFR + 0.01%), 01/24/20 (a) (b)	94,410	94,410
1.56%, (US SOFR + 0.03%), 04/22/20 (a) (b)	18,515	18,515
1.56%, (US SOFR + 0.02%), 05/22/20 (a) (b)	60,360	60,360
1.57%, (US SOFR + 0.03%), 03/06/20 - 11/06/20 (a) (b)	105,505	105,505
1.59%, (US SOFR + 0.05%), 01/22/21 - 01/28/21 (a) (b)	42,700	42,700
1.61%, (US SOFR + 0.08%), 07/23/21 (a) (b)	7,990	7,990
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
1.69%, (3M USD LIBOR + 0.22%), 02/25/20 (a) (b)	4,400	4,401
1.68%, (3M USD LIBOR + 0.25%), 04/23/20 (a) (b)	13,400	13,398
1.69%, (3M USD LIBOR + 0.20%), 06/15/20 (a) (b)	6,000	6,001
1.87%, (1M USD LIBOR + 0.07%), 12/28/20 (a) (b)	4,700	4,704
Federal Farm Credit Banks Funding Corporation
1.57%, (US SOFR + 0.03%), 02/06/20 (a) (b)	17,600	17,600
1.57%, (3M US Treasury Bill + 0.04%), 02/12/20 (a) (b)	6,000	6,000
1.73%, (1M USD LIBOR + 0.01%), 12/11/20 (a) (b)	5,396	5,397
1.69%, (3M US Treasury Bill + 0.16%), 01/19/21 (a) (b)	17,000	17,000
1.78%, (1M USD LIBOR + 0.08%), 02/01/21 (a) (b)	34,300	34,300
1.75%, (1M USD LIBOR + 0.05%), 03/01/21 (a) (b)	23,500	23,500
1.64%, (US SOFR + 0.10%), 05/07/21 (a) (b)	5,185	5,185
Federal Home Loan Banks Office of Finance
1.59%, (US SOFR + 0.05%), 01/17/20 (a) (b)	115,165	115,165
1.56%, (US SOFR + 0.02%), 02/21/20 (a) (b)	16,060	16,060
1.67%, (3M USD LIBOR + 0.23%), 05/04/20 (a) (b)	6,995	6,993
1.58%, (US SOFR + 0.04%), 05/08/20 - 08/25/20 (a) (b)	137,420	137,420
1.69%, (1M USD LIBOR + 0.06%), 08/13/20 (a) (b)	98,700	98,700
2.63%, 10/01/20 (b)	9,050	9,118
1.79%, (3M USD LIBOR + 0.12%), 11/03/20 (a) (b)	31,450	31,455
1.72%, (1M USD LIBOR + 0.04%), 12/17/20 (a) (b)	122,000	122,000
1.76%, (3M USD LIBOR + 0.14%), 12/18/20 (a) (b)	8,250	8,250
Federal Home Loan Mortgage Corporation
1.50%, 01/17/20 (b)	49,940	49,917
1.80%, 04/13/20 (b)	11,600	11,580
Federal National Mortgage Association, Inc.
1.63%, 01/21/20 (b)	29,912	29,897
1.61%, (US SOFR + 0.08%), 10/30/20 (a) (b)	26,680	26,680
2.88%, 10/30/20 (b)	37,025	37,399
		1,167,600
U.S. Treasury Note 7.5%
Treasury, United States Department of
1.56%, (3M US Treasury Bill + 0.03%), 04/30/20 (a)	76,370	76,344
1.64%, (3M US Treasury Bill + 0.12%), 01/31/21 (a)	98,400	98,371
1.66%, (3M US Treasury Bill + 0.14%), 04/30/21 (a)	28,600	28,599
		203,314
Discount Notes 7.1%
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
1.82%, 07/31/20 (b) (c)	11,040	10,922
1.82%, 08/11/20 (b) (c)	14,718	14,552
Federal Home Loan Banks Office of Finance
2.52%, 01/24/20 (b) (c)	15,421	15,396
1.63%, 01/29/20 (b) (c)	41,500	41,447
1.57%, 02/12/20 (b) (c)	60,000	59,890
1.89%, 03/18/20 (b) (c)	49,000	48,802
		191,009
Total Government And Agency Obligations (cost $1,561,923)		1,561,923
REPURCHASE AGREEMENTS 24.1%
Repurchase Agreements (d)		649,900
Total Repurchase Agreements (cost $649,900)		649,900
Total Investments 82.1% (cost $2,211,823)		2,211,823
Other Assets and Liabilities, Net 17.9%		481,046
Total Net Assets 100.0%		2,692,869

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) The coupon rate represents the yield to maturity.

(d) For repurchase agreements held at December 31, 2019, see Repurchase Agreements in the Schedules of Investments.

Composition as of December 31, 2019:
Government Securities	62.0%
Other Short Term Investments	38.0
Total Investments	100.0%

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.63%, due 12/31/21	8,661	8,670	1.55	12/31/19	01/02/20	8,501	8,500	8,500
BNP	Treasury, United States Department of, 1.13-3.00%, due 07/31/21-05/15/42	4,627	4,890
	Government National Mortgage Association, 4.00-4.63%, due 09/20/41-02/20/44	34	34
	Federal National Mortgage Association, Inc., 3.00-5.25%, due 01/01/36-12/01/49	11,662	12,416
		16,323	17,340	1.57	12/31/19	01/02/20	17,001	17,000	17,000
BOA	Government National Mortgage Association, 3.51%, 11/20/69	15,579	16,830	1.57	12/31/19	01/02/20	16,501	16,500	16,500
DUB	Federal National Mortgage Association, Inc., 4.50%, due 01/01/49	18,070	19,890	1.57	12/31/19	01/02/20	19,502	19,500	19,500
GSC	Government National Mortgage Association, 3.00-3.50%, due 04/20/45-10/20/47	41,513	43,033

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)

	Federal National Mortgage Association, Inc., 3.82-3.84%, due 08/01/33	7,236	7,967
		48,749	51,000	1.55	12/31/19	01/02/20	50,004	50,000	50,000
GSC	Government National Mortgage Association, 3.00-8.50%, due 12/15/23-12/20/49	29,291	30,693
	Federal National Mortgage Association, Inc., 2.50-7.50%, due 09/01/27-10/01/45	4,646	5,123
	Federal Home Loan Mortgage Corporation, 2.00-6.00%, due 03/01/25-12/01/49	68,118	71,284
		102,055	107,100	1.56	12/31/19	01/06/20	105,032	105,000	105,000
GSC	Government National Mortgage Association, 3.00-5.00%, due 02/15/39-04/15/54	48,074	49,767
	Federal National Mortgage Association, Inc., 3.50-6.00%, due 05/01/33-02/01/49	13,392	14,093
	Federal Home Loan Mortgage Corporation, 3.50-5.50%, due 12/01/23-03/01/49	31,794	33,040
		93,260	96,900	1.59	12/26/19	01/03/20	95,029	95,000	95,000
GSC	Government National Mortgage Association, 3.00-5.00%, due 07/15/38-12/20/49	39,812	41,729
	Federal National Mortgage Association, Inc., 2.50-7.50%, due 09/01/25-07/01/48	37,746	41,154
	Federal Home Loan Mortgage Corporation, 2.00-7.00%, due 09/14/25-09/01/48	13,576	14,016
		91,134	96,899	1.59	12/27/19	01/02/20	95,029	95,000	95,000
HSB	Federal Home Loan Banks Office of Finance, 3.25%, due 11/16/28	3,000	3,290
	Treasury, United States Department of, 0.00-1.63%, due 04/15/20-04/30/22	47,399	47,840
	Federal National Mortgage Association, Inc., 0.00%, due 11/15/22-03/17/31	36	28
	Federal Home Loan Mortgage Corporation, 0.00%, due 01/15/20	353	353
		50,788	51,511	1.57	12/31/19	01/02/20	50,504	50,500	50,500
HSB	Treasury, United States Department of, 0.00-2.75%, due 01/09/20-01/15/29	3,365	3,366	1.55	12/31/19	01/02/20	3,300	3,300	3,300
JPM	Treasury, United States Department of, 0.00-7.13%, due 01/30/20-02/15/46	83,657	91,290	1.55	12/31/19	01/02/20	89,508	89,500	89,500
NSI	Treasury, United States Department of, 0.13-1.50%, due 04/15/22-09/30/24	43,860	43,656	1.55	12/31/19	01/02/20	42,804	42,800	42,800
RBS	Treasury, United States Department of, 0.13%, due 07/15/22	29,442	29,580	1.55	12/31/19	01/02/20	29,002	29,000	29,000
TDS	Federal National Mortgage Association, Inc., 3.00-3.50%, due 01/01/48-11/01/49	27,927	28,866	1.57	12/31/19	01/02/20	28,302	28,300	28,300
									649,900

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL Securities Lending Collateral Fund
GOVERNMENT AND AGENCY OBLIGATIONS 47.1%
U.S. Government Agency Obligations 35.7%
Council of Federal Home Loan Banks
1.57%, (US SOFR + 0.03%), 03/06/20 - 11/06/20 (a) (b)	76,600	76,600
1.56%, (US SOFR + 0.02%), 05/22/20 (a) (b)	43,460	43,460
1.59%, (US SOFR + 0.05%), 01/28/21 (a) (b)	4,480	4,480
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
1.69%, (3M USD LIBOR + 0.22%), 02/25/20 (a) (b)	2,400	2,400
1.68%, (3M USD LIBOR + 0.25%), 04/23/20 (a) (b)	6,200	6,199
1.69%, (3M USD LIBOR + 0.20%), 06/15/20 (a) (b)	3,000	3,000
1.87%, (1M USD LIBOR + 0.07%), 12/28/20 (a) (b)	2,100	2,102
Federal Farm Credit Banks Funding Corporation
1.57%, (US SOFR + 0.03%), 02/06/20 (a) (b)	5,600	5,600
1.73%, (1M USD LIBOR + 0.01%), 12/11/20 (a) (b)	1,953	1,953
1.69%, (3M US Treasury Bill + 0.16%), 01/19/21 (a) (b)	7,250	7,250
1.78%, (1M USD LIBOR + 0.08%), 02/01/21 (a) (b)	13,000	13,000
1.75%, (1M USD LIBOR + 0.05%), 03/01/21 (a) (b)	8,000	8,000
1.64%, (US SOFR + 0.10%), 05/07/21 (a) (b)	3,335	3,335
Federal Home Loan Banks Office of Finance
1.59%, (US SOFR + 0.05%), 01/17/20 (a) (b)	44,035	44,035
1.66%, (3M US Treasury Bill + 0.07%), 01/30/20 (a) (b)	20,000	20,000
1.67%, (3M USD LIBOR + 0.23%), 05/04/20 (a) (b)	3,200	3,199
1.69%, (1M USD LIBOR + 0.06%), 08/13/20 (a) (b)	48,500	48,500
1.58%, (US SOFR + 0.04%), 05/08/20 - 08/25/20 (a) (b)	64,180	64,180
2.63%, 10/01/20 (b)	2,550	2,569
1.79%, (3M USD LIBOR + 0.12%), 11/03/20 (a) (b)	13,150	13,152
1.72%, (1M USD LIBOR + 0.04%), 12/17/20 (a) (b)	54,000	54,000
1.76%, (3M USD LIBOR + 0.14%), 12/18/20 (a) (b)	16,585	16,586
1.92%, (3M USD LIBOR + 0.14%), 01/04/21 (a) (b)	7,930	7,931
1.79%, (3M USD LIBOR + 0.10%), 09/13/21 (a) (b)	2,675	2,673
Federal Home Loan Mortgage Corporation
1.80%, 04/13/20 (b)	375	374
Federal National Mortgage Association, Inc.
1.61%, (US SOFR + 0.08%), 10/30/20 (a) (b)	8,030	8,030
2.88%, 10/30/20 (b)	17,075	17,247
		479,855
Discount Notes 5.8%
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
1.82%, 07/31/20 (b) (c)	5,760	5,698
1.82%, 08/11/20 (b) (c)	3,666	3,625
Federal Home Loan Banks Office of Finance
2.52%, 01/24/20 (b) (c)	5,600	5,591
1.63%, 01/29/20 (b) (c)	16,000	15,980
1.57%, 02/12/20 (b) (c)	28,000	27,949
1.89%, 03/18/20 (b) (c)	20,000	19,919
		78,762
U.S. Treasury Note 5.6%
Treasury, United States Department of
1.56%, (3M US Treasury Bill + 0.03%), 04/30/20 (a)	27,545	27,536
1.64%, (3M US Treasury Bill + 0.12%), 01/31/21 (a)	46,250	46,236
1.66%, (3M US Treasury Bill + 0.14%), 04/30/21 (a)	1,475	1,475
		75,247
Total Government And Agency Obligations (cost $633,864)		633,864
REPURCHASE AGREEMENTS 32.1%
Repurchase Agreements (d)		431,900
Total Repurchase Agreements (cost $431,900)		431,900
Total Investments 79.2% (cost $1,065,764)		1,065,764
Other Assets and Liabilities, Net 20.8%		279,457
Total Net Assets 100.0%		1,345,221

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) The coupon rate represents the yield to maturity.

(d) For repurchase agreements held at December 31, 2019, see Repurchase Agreements in the Schedules of Investments.

Composition as of December 31, 2019:
Government Securities	52.1%
Other Short Term Investments	47.9
Total Investments	100.0%

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.63%, due 12/31/21	26,697	26,724	1.55	12/31/19	01/02/20	26,202	26,200	26,200
BOA	Federal National Mortgage Association, Inc., 3.50-4.50%, due 03/01/26-12/01/49	27,729	29,618
	Federal Home Loan Mortgage Corporation, 3.50-4.50%, due 03/01/46-12/01/49	47,021	50,248
		74,750	79,866	1.57	12/31/19	01/02/20	78,307	78,300	78,300
GSC	Government National Mortgage Association, 2.50-5.50%, due 02/15/41-12/20/49	74,830	78,471
	Federal National Mortgage Association, Inc., 3.34-3.88%, due 01/01/26-09/01/38	11,763	12,615
		86,593	91,086	1.55	12/31/19	01/02/20	89,308	89,300	89,300
HSB	Treasury, United States Department of, 0.00-3.00%, due 01/23/20-11/15/47	23,995	24,140
	Federal National Mortgage Association, Inc., 0.00-6.25%, due 01/11/22-03/17/31	8,392	8,571

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
	Federal Home Loan Mortgage Corporation, 0.00-4.50%, due 02/01/20-07/01/45	7,784	7,069
		40,171	39,780	1.57	12/31/19	01/02/20	39,003	39,000	39,000
NSI	Treasury, United States Department of, 0.75-3.38%, due 04/15/32-11/15/24	123,079	129,540	1.55	12/31/19	01/02/20	127,011	127,000	127,000
TDS	Federal National Mortgage Association, Inc., 3.00%, due 11/01/49	301	306	1.57	12/31/19	01/02/20	300	300	300
WFI	Federal National Mortgage Association, Inc., 2.50%, due 11/01/49	73,879	73,236	1.57	12/31/19	01/02/20	71,806	71,800	71,800
									431,900

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/PPM America Low Duration Bond Fund
CORPORATE BONDS AND NOTES 51.1%
Financials 26.0%
ABN AMRO Bank N.V.
2.45%, 06/04/20 (a)	500	500
AerCap Ireland Limited
4.63%, 10/30/20	2,500	2,554
3.95%, 02/01/22	1,500	1,551
AIG Global Funding
3.35%, 06/25/21 (a)	2,220	2,266
American Express Company
3.70%, 08/03/23	1,500	1,578
Bank of America Corporation
5.00%, 05/13/21	2,000	2,081
2.33%, 10/01/21	584	585
2.50%, 10/21/22	630	636
3.55%, 03/05/24	942	978
3.09%, 10/01/25	2,000	2,059
Bank of Montreal
2.90%, 03/26/22 (b)	2,000	2,038
3.30%, 02/05/24 (b)	2,000	2,083
Barclays Bank PLC
2.65%, 01/11/21	2,000	2,011
Bayer US Finance II LLC
3.88%, 12/15/23 (a)	1,500	1,575
BBVA USA
3.50%, 06/11/21	1,500	1,526
BMW US Capital, LLC
2.70%, 04/06/22 (a)	2,750	2,784
BNZ International Funding Limited
2.40%, 02/21/20 (a)	3,000	3,001
Bunge Limited Finance Corp.
4.35%, 03/15/24	1,000	1,050
Capital One, National Association
2.35%, 01/31/20	1,550	1,550
2.15%, 09/06/22	2,000	2,002
Caterpillar Financial Services Corporation
2.95%, 02/25/22	2,000	2,045
Citigroup Inc.
2.84%, 05/20/22	2,569	2,600
2.31%, 11/04/22	2,226	2,232
3.14%, 01/24/23	1,250	1,275
Citizens Bank, National Association
2.20%, 05/26/20	965	964
2.65%, 05/26/22	800	810
3.70%, 03/29/23	1,500	1,567
CNH Industrial Capital LLC
4.88%, 04/01/21	1,884	1,945
3.88%, 10/15/21	2,000	2,054
Diamond Finance International Limited
4.42%, 06/15/21 (a)	2,000	2,057
5.45%, 06/15/23 (a)	2,000	2,168
Discover Bank
3.10%, 06/04/20	1,725	1,731
3.35%, 02/06/23	2,000	2,062
ERAC USA Finance LLC
2.60%, 12/01/21 (a)	855	862
Fifth Third Bancorp
2.60%, 06/15/22	3,000	3,035
Ford Motor Credit Company LLC
2.68%, 01/09/20	3,500	3,500
3.16%, 08/04/20	1,500	1,508
5.09%, 01/07/21	1,500	1,535
GE Capital International Funding Company Unlimited Company
2.34%, 11/15/20	3,500	3,503
General Electric Capital Corporation
5.50%, 01/08/20	2,000	2,001
General Motors Financial Company, Inc.
3.54%, (3M USD LIBOR + 1.55%), 01/14/22 (c)	1,805	1,825
3.70%, 05/09/23	1,000	1,031
HSBC Holdings PLC
2.54%, (3M USD LIBOR + 0.65%), 09/11/21 (b) (c)	2,000	2,010
Huntington Bancshares Incorporated
2.63%, 08/06/24	2,500	2,533
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (d)	1,500	1,511
2.44%, (3M USD LIBOR + 0.55%), 03/09/21 (c)	3,000	3,012
3.21%, 04/01/23	3,000	3,073
2.78%, 04/25/23	2,000	2,030
2.70%, 05/18/23	2,000	2,037
Lloyds Bank PLC
6.50%, 09/14/20 (a)	2,500	2,569
M&T Bank Corporation
2.63%, 01/25/21	2,000	2,013
Mitsubishi UFJ Financial Group Inc
2.62%, 07/18/22	2,000	2,026
Morgan Stanley
2.63%, 11/17/21	3,000	3,035
3.13%, 01/23/23	2,000	2,053
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/22 (a)	4,003	4,026
Regions Bank
2.75%, 04/01/21	2,500	2,520
Reliance Standard Life Global Funding II
3.85%, 09/19/23 (a)	1,706	1,795
Royal Bank of Canada
3.70%, 10/05/23 (b)	2,000	2,111
2.25%, 11/01/24	2,000	2,009
State Street Corporation
2.35%, 11/01/25	1,515	1,518
Sumitomo Mitsui Banking Corporation
2.51%, 01/17/20	2,000	2,000
Sumitomo Mitsui Financial Group, Inc.
3.10%, 01/17/23	2,000	2,047
SunTrust Banks, Inc.
3.50%, 08/02/22	3,000	3,066
Syngenta Finance N.V.
3.70%, 04/24/20 (a)	3,000	3,005
The Goldman Sachs Group, Inc.
5.25%, 07/27/21	4,500	4,724
3.00%, 04/26/22	2,638	2,674
2.88%, 10/31/22	668	677
2.91%, 07/24/23	1,362	1,386
The Toronto-Dominion Bank
2.65%, 06/12/24	2,500	2,559
Truist Financial Corporation
2.15%, 12/06/24	2,000	1,997
WEA Finance LLC
3.15%, 04/05/22 (a)	2,345	2,394
Wells Fargo & Company
2.41%, 10/30/25	2,500	2,500
Wells Fargo Bank, National Association
3.63%, 10/22/21	1,500	1,545
2.90%, 05/27/22	5,043	5,103
		154,276
Health Care 5.3%
AbbVie Inc.
2.50%, 05/14/20	1,500	1,502
2.30%, 05/14/21	1,500	1,505
2.30%, 11/21/22 (a)	2,000	2,009
2.60%, 11/21/24 (a)	2,000	2,017
Becton, Dickinson and Company
2.40%, 06/05/20	3,250	3,254
Bristol-Myers Squibb Company
3.55%, 08/15/22 (a)	1,500	1,559
2.90%, 07/26/24 (a)	3,500	3,611
Cigna Holding Company
3.40%, 09/17/21	1,000	1,023
3.75%, 07/15/23	1,000	1,048
CVS Health Corporation
2.80%, 07/20/20	3,899	3,912
3.70%, 03/09/23	1,500	1,561
DH Europe Finance II S.à r.l.
2.05%, 11/15/22	3,070	3,075
Express Scripts Holding Company
2.66%, (3M USD LIBOR + 0.75%), 11/30/20 (c)	4,000	4,011

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Mylan N.V.
3.75%, 12/15/20	150	152
UnitedHealth Group Incorporated
2.88%, 12/15/21	1,500	1,528
		31,767
Consumer Staples 3.5%
Altria Group, Inc.
3.49%, 02/14/22	1,500	1,543
BAT Capital Corp.
2.76%, 08/15/22	3,500	3,548
Campbell Soup Company
2.39%, (3M USD LIBOR + 0.50%), 03/16/20 (c)	1,500	1,501
3.65%, 03/15/23	2,000	2,082
Conagra Brands, Inc.
2.51%, (3M USD LIBOR + 0.50%), 10/09/20 (c)	152	152
3.80%, 10/22/21	1,250	1,290
Keurig Dr Pepper Inc.
3.55%, 05/25/21	2,083	2,128
4.06%, 05/25/23	2,000	2,112
Kraft Heinz Foods Company
2.80%, 07/02/20	400	401
Mead Johnson Nutrition Company
3.00%, 11/15/20	638	645
Seven & I Holdings Co., Ltd.
3.35%, 09/17/21 (a)	1,304	1,329
The Kroger Co.
2.60%, 02/01/21	1,250	1,257
Walmart Inc.
2.55%, 04/11/23	2,000	2,036
2.85%, 07/08/24	1,000	1,035
		21,059
Real Estate 3.3%
American Tower Corporation
2.80%, 06/01/20	1,000	1,003
AvalonBay Communities, Inc.
3.63%, 10/01/20	1,250	1,262
Crown Castle International Corp.
2.25%, 09/01/21	1,500	1,504
3.15%, 07/15/23	1,000	1,028
Equinix, Inc.
2.63%, 11/18/24	1,000	1,004
Hospitality Properties Trust
4.25%, 02/15/21	3,487	3,536
5.00%, 08/15/22	377	393
Kimco Realty Corporation
3.20%, 05/01/21	2,000	2,028
Post Apartment Homes, L.P.
3.38%, 12/01/22	2,683	2,756
Retail Opportunity Investments Partnership, LP
5.00%, 12/15/23	1,500	1,589
Retail Properties of America, Inc.
4.00%, 03/15/25	676	691
Service Properties Trust
4.35%, 10/01/24	756	776
SITE Centers Corp.
3.63%, 02/01/25	1,085	1,120
Weingarten Realty Investors
3.38%, 10/15/22	696	713
		19,403
Communication Services 3.0%
AT&T Inc.
2.80%, 02/17/21	3,135	3,163
3.80%, 03/01/24	1,250	1,324
3.90%, 03/11/24	1,500	1,591
Charter Communications Operating, LLC
3.58%, 07/23/20	1,000	1,006
4.46%, 07/23/22	1,500	1,576
Comcast Corporation
3.70%, 04/15/24	2,000	2,128
Fox Corporation
3.67%, 01/25/22 (a)	2,000	2,066
Sky Limited
3.13%, 11/26/22 (a)	1,806	1,859
Spectrum Management Holding Company, LLC
5.00%, 02/01/20	2,316	2,321
Verizon Communications Inc.
3.50%, 11/01/24	1,000	1,060
		18,094
Energy 2.9%
Energy Transfer LP
7.50%, 10/15/20	1,500	1,560
4.25%, 03/15/23	1,250	1,304
Kinder Morgan Energy Partners, L.P.
3.95%, 09/01/22	1,750	1,822
MPLX LP
3.50%, 12/01/22 (a)	1,000	1,030
Occidental Petroleum Corporation
2.70%, 02/15/23	2,000	2,012
Phillips 66
2.75%, (3M USD LIBOR + 0.75%), 04/15/20 (a) (c)	1,419	1,421
Regency Energy Partners LP
5.88%, 03/01/22	1,000	1,062
Sabine Pass Liquefaction, LLC
5.63%, 02/01/21 (e)	3,990	4,102
5.63%, 04/15/23	1,500	1,631
Sunoco Logistics Partners Operations L.P.
5.50%, 02/15/20	1,500	1,506
		17,450
Information Technology 2.4%
Broadcom Corporation
2.38%, 01/15/20	1,500	1,500
Broadcom Inc.
3.63%, 10/15/24 (a)	1,500	1,556
Fidelity National Information Services, Inc.
3.63%, 10/15/20	1,389	1,400
Hewlett Packard Enterprise Company
3.60%, 10/15/20	2,500	2,530
International Business Machines Corporation
2.85%, 05/13/22	2,500	2,554
3.00%, 05/15/24	1,750	1,813
NXP B.V.
4.63%, 06/15/22 (a)	1,250	1,316
Paypal Holdings, Inc.
2.40%, 10/01/24	1,336	1,348
		14,017
Industrials 1.9%
Equifax Inc.
3.60%, 08/15/21	2,000	2,045
2.60%, 12/01/24	871	875
General Motors Company
2.79%, (3M USD LIBOR + 0.90%), 09/10/21 (c)	1,000	1,002
International Lease Finance Corporation
4.63%, 04/15/21	1,000	1,031
Penske Truck Leasing Co., L.P.
3.05%, 01/09/20 (a)	1,245	1,245
Roper Technologies, Inc.
2.35%, 09/15/24	1,396	1,402
Ryder System, Inc.
2.50%, 05/11/20	515	516
United Technologies Corporation
1.90%, 05/04/20	3,250	3,253
		11,369
Utilities 1.7%
Edison International
3.13%, 11/15/22	1,304	1,321
Exelon Corporation
2.85%, 06/15/20	1,395	1,399
Exelon Generation Company, LLC
2.95%, 01/15/20	767	767
NextEra Energy Capital Holdings, Inc.
3.34%, 09/01/20	2,284	2,303
2.90%, 04/01/22	1,671	1,703
The AES Corporation
4.00%, 03/15/21	1,500	1,524

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Vistra Operations Company LLC
3.55%, 07/15/24 (a)	1,150	1,169
		10,186
Consumer Discretionary 0.9%
Dollar Tree, Inc.
2.70%, (3M USD LIBOR + 0.70%), 04/17/20 (c)	3,000	3,000
GLP Financing, LLC
4.38%, 04/15/21	565	575
Nissan Motor Acceptance Corporation
2.67%, 09/16/22 (f) (g)	1,500	1,497
		5,072
Materials 0.2%
Anglo American Capital PLC
3.75%, 04/10/22 (a)	1,000	1,026
Total Corporate Bonds And Notes (cost $299,638)		303,719
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 35.3%
American Express Credit Account Master Trust
Series 2017-B-1, 2.10%, 02/18/20	3,164	3,164
Series 2017-B-7, 2.54%, 10/17/22	2,305	2,322
AmeriCredit Automobile Receivables Trust
Series 2019-A2A-1, 2.93%, 02/18/21	1,667	1,673
Series 2015-C-4, 2.88%, 07/08/21	2,350	2,352
Series 2016-C-1, 2.89%, 01/10/22	267	268
Series 2019-A3-3, 2.06%, 05/18/22	3,126	3,122
Angel Oak Mortgage Trust
Series 2019-A1-5, REMIC, 2.59%, 11/25/23 (a) (c)	1,924	1,920
Ascentium Equipment Receivables Trust
Series 2016-B-2A, 2.50%, 04/10/20 (a)	246	246
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	152	152
Series 2017-A3-1A, 2.29%, 06/10/21 (a)	2,884	2,886
Series 2017-C-1A, 3.11%, 11/10/21 (a)	5,259	5,285
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	2,785	2,790
Series 2017-B-2A, 2.66%, 04/11/22 (a)	800	804
Series 2017-C-2A, 2.87%, 08/10/22 (a)	1,865	1,882
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/07/20 (a) (c)	2,337	2,353
BA Credit Card Trust
Series 2017-A1-A1, 1.95%, 03/16/20	740	740
Bank Of The West Auto Trust
Series 2018-A3-1, 3.43%, 06/15/21 (a)	2,078	2,100
Series 2017-A3-1, 2.11%, 01/15/23 (a)	1,671	1,671
BBCMS Trust
Series 2013-A2-TYSN, REMIC, 3.76%, 09/08/20 (a)	536	541
BCC Funding XIII, LLC
Series 2016-B-1, 2.73%, 04/20/20 (a)	72	72
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (a)	3,000	3,047
California Republic Auto Receivables Trust
Series 2018-B-1, 3.56%, 11/15/21	4,012	4,080
Capital One Multi-Asset Execution Trust
Series 2015-A2-A2, 2.08%, 05/15/20	500	500
Capital One Prime Auto Receivables Trust
Series 2019-A3-2, 1.92%, 03/15/23	3,126	3,121
CarMax Auto Owner Trust
Series 2017-A3-3, 1.97%, 04/15/22	1,030	1,029
Series 2019-A2A-1, 3.02%, 07/15/22	1,695	1,702
Series 2018-A3-3, 3.13%, 06/15/23	405	411
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (a)	2,450	2,455
Series 2017-B-1, 2.75%, 04/14/21 (a)	2,000	2,003
Series 2019-A2-2, 2.11%, 03/14/23 (a)	4,000	3,999
Chesapeake Funding II LLC
Series 2017-A1-4A, 2.12%, 03/15/21 (a)	269	269
Series 2019-A1-1A, 2.94%, 05/15/22 (a)	2,098	2,125
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	326	326
Series 2019-A-1A, 3.33%, 08/15/24 (a)	1,246	1,254
Citigroup Commercial Mortgage Trust
Series 2014-AAB-GC19, REMIC, 3.55%, 11/10/23	861	889
CNH Equipment Trust
Series 2019-A2-A, 2.96%, 11/15/20	1,456	1,462
Series 2018-A3-B, 3.19%, 06/15/22	360	366
COLT Mortgage Loan Trust
Series 2019-A1-1, 3.71%, 03/25/49 (a) (c)	616	619
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (a) (c)	130	130
COMM Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	1,160	1,215
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	530	561
Commercial Mortgage Trust
Series 2014-ASB-CR18, REMIC, 3.45%, 05/15/23	1,731	1,773
CSMC Trust
Series 2017-A3-HL2, 3.50%, 09/25/24 (a) (c)	1,992	2,017
Series 2017-A3-HL1, REMIC, 3.50%, 05/25/24 (a) (c)	1,344	1,361
DBUBS Mortgage Trust
Series 2011-A3-LC1A, REMIC, 5.00%, 01/12/21 (a)	849	854
Dell Equipment Finance Trust
Series 2018-A2-2, 3.16%, 08/24/20 (a)	190	191
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	333	334
Series 2018-A3-2, 3.37%, 06/22/21 (a)	463	469
Series 2017-A3-2, 2.19%, 10/24/22 (a)	404	404
Series 2017-B-2, 2.47%, 10/24/22 (a)	425	426
DLL LLC
Series 2018-A3-ST2, 3.46%, 04/20/21 (a)	1,737	1,753
Series 2018-A4-ST2, 3.59%, 10/20/21 (a)	1,863	1,909
Series 2019-A2-MT3, 2.13%, 01/20/22 (a)	2,000	1,999
Series 2019-A3-MT3, 2.08%, 02/21/23 (a)	5,000	4,983
Fifth Third Auto Trust
Series 2017-A3-1, 1.80%, 02/15/22	934	933
First Investors Auto Owner Trust
Series 2018-A1-2A, 3.23%, 11/16/20 (a)	500	502
Series 2019-A-1A, 2.89%, 02/15/22 (a)	3,595	3,621
Ford Credit Auto Lease Trust
Series 2018-A3-A, 2.93%, 06/15/20	4,000	4,009
Ford Credit Floorplan Master Owner Trust
Series 2015-A1-2, 1.98%, 01/15/20	390	390
Series 2015-A2-2, 2.31%, (1M USD LIBOR + 0.57%), 01/15/20 (c)	1,240	1,240
Series 2013-A-2, 2.09%, 03/15/20 (a)	5,437	5,436
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (a)	569	572
FREMF Mortgage Trust
Series 2011-B-K12, REMIC, 4.34%, 12/25/20 (a) (c)	2,210	2,248
GLS Auto Receivables Trust
Series 2019-A-1A, 3.37%, 03/15/21 (a)	2,705	2,721
Series 2018-A-3A, 3.35%, 08/15/22 (a)	1,210	1,215
GM Financial Automobile Leasing Trust
Series 2018-A2A-3, 2.89%, 01/21/20	105	105
GM Financial Consumer Automobile Receivables Trust
Series 2019-A2-1, 2.99%, 10/16/20	787	788
Series 2018-A4-2, 3.02%, 12/16/21	750	766
Series 2017-A3-3A, 1.97%, 05/16/22 (a)	1,420	1,420
Series 2018-B-4, 3.45%, 09/16/22	1,158	1,196
Series 2019-A3-2, 2.65%, 10/16/22	870	877
Series 2019-B-2, 2.87%, 02/16/23	1,000	1,020
Series 2018-B-3, 3.27%, 01/16/24	1,745	1,789
GMF Floorplan Owner Revolving Trust
Series 2017-A1-1, 2.22%, 01/15/20 (a)	6,070	6,070
Series 2017-B-1, 2.58%, 01/15/20 (a)	400	400
Series 2018-C-1, 3.25%, 03/16/20 (a)	1,575	1,576
Series 2017-B-2, 2.44%, 07/15/20 (a)	1,781	1,782
Series 2018-B-3, 3.49%, 09/15/20 (a)	1,685	1,698
GreatAmerica Financial Services Corporation
Series 2018-A3-1, 2.60%, 06/15/21 (a)	6,019	6,032
Series 2019-A3-1, 3.05%, 12/15/21 (a)	3,500	3,547
Series 2019-A4-1, 3.21%, 10/17/22 (a)	1,000	1,022
Series 2018-A4-1, 2.83%, 06/17/24 (a)	747	752

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
GS Mortgage Securities Corp Trust
Series 2011-A4-GC3, REMIC, 4.75%, 01/10/21 (a)	1,138	1,160
Hilton Grand Vacations Inc.
Series 2017-A-AA, 2.66%, 08/25/23 (a)	2,449	2,456
Hilton Grand Vacations Trust
Series 2014-A-AA, 1.77%, 11/25/26 (a)	326	325
HPEFS Equipment Trust
Series 2019-A2-1A, 2.19%, 09/20/29 (a)	1,022	1,023
Series 2019-A3-1A, 2.21%, 10/20/29 (a)	864	864
J.P. Morgan Mortgage Acquisition Corp.
Series 2016-2A1-3, REMIC, 3.00%, 01/25/29 (a) (c)	1,141	1,153
J.P. Morgan Mortgage Trust
Series 2015-A5-6, REMIC, 3.50%, 08/25/22 (a) (c)	1,125	1,135
Series 2016-A1-2, REMIC, 2.83%, 09/25/22 (a) (c)	1,495	1,499
Series 2017-A6-6, REMIC, 3.00%, 03/25/25 (a) (c)	1,007	1,016
John Deere Owner Trust
Series 2019-A2-B, 2.28%, 04/15/21	1,978	1,983
JP Morgan Chase & Co.
Series 2014-A1-5, REMIC, 2.98%, 10/25/26 (a) (c)	883	892
Kubota Credit Owner Trust
Series 2017-A3-1A, 1.88%, 12/15/20 (a)	3,208	3,205
Series 2018-A2-1A, 2.80%, 02/16/21 (a)	413	414
Marlin Leasing Receivables LLC
Series 2018-A2-1A, 3.05%, 10/20/20 (a)	78	78
Series 2018-A3-1A, 3.36%, 04/20/23 (a)	1,040	1,047
Series 2018-B-1A, 3.54%, 05/22/23 (a)	315	319
Series 2018-C-1A, 3.70%, 06/20/23 (a)	2,250	2,284
Merrill Lynch Mortgage Investors Trust
Series 2003-A1-E, REMIC, 2.41%, (1M USD LIBOR + 0.62%), 10/25/28 (c)	708	691
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-ASB-C15, REMIC, 3.65%, 12/15/23	707	731
Morgan Stanley Capital Barclays Bank Trust
Series 2016-B-MART, REMIC, 2.48%, 09/15/21 (a)	3,000	2,992
MVW Owner Trust
Series 2019-A-1A, 2.89%, 03/20/27 (a)	1,529	1,544
Series 2013-A-1A, 2.15%, 04/22/30 (a)	34	34
Series 2017-A-1A, 2.42%, 12/20/34 (a)	827	827
Series 2018-A-1A, 3.45%, 01/21/36 (a)	2,047	2,095
Orange Lake Timeshare Trust
Series 2018-A-A, 3.10%, 11/08/30 (a)	1,928	1,941
Prestige Auto Receivables Trust
Series 2019-A2-1A, 2.44%, 12/15/20 (a)	1,772	1,774
Series 2018-A3-1A, 3.29%, 09/15/22 (a)	5,385	5,413
Santander Retail Auto Lease Trust
Series 2017-A3-A, 2.22%, 04/20/20 (a)	1,720	1,720
Sequoia Mortgage Trust
Series 2017-A4-3, REMIC, 3.50%, 04/25/24 (a) (c)	1,115	1,132
Series 2019-A4-1, REMIC, 4.00%, 02/25/26 (a)	199	202
Shellpoint Co-Originator Trust
Series 2017-A4-1, 3.50%, 02/25/24 (a) (c)	1,663	1,687
Series 2016-1A10-1, REMIC, 3.50%, 10/25/24 (a) (c)	1,188	1,216
Sierra Timeshare Receivables Funding LLC
Series 2016-A-1A, 3.08%, 03/21/33 (a)	265	266
Toyota Auto Receivables Owner Trust
Series 2017-A3-D, 1.93%, 11/15/20	575	575
Verizon Owner Trust
Series 2018-A1A-1A, 2.82%, 03/22/21 (a)	1,350	1,359
Series 2016-B-2A, 2.15%, 05/20/21 (a)	602	602
Series 2017-A-1A, 2.06%, 09/20/21 (a)	951	951
Series 2017-A-2A, 1.92%, 12/20/21 (a)	1,757	1,756
Series 2017-A1A-3A, 2.06%, 04/20/22 (a)	2,131	2,132
Series 2019-A1A-B, 2.33%, 08/22/22	3,000	3,020
Volvo Financial Equipment LLC
Series 2017-A3-1A, 1.92%, 02/18/20 (a)	256	256
Series 2019-A3-1A, 3.00%, 01/18/22 (a)	3,500	3,549
Welk Resorts LLC
Series 2019-A-AA, 2.80%, 06/15/38 (a)	1,827	1,837
Wells Fargo Mortgage Backed Securities Trust
Series 2019-A7-1, REMIC, 4.00%, 11/25/48 (a)	505	513
Westlake Automobile Receivables Trust
Series 2019-A2A-1A, 3.06%, 10/15/20 (a)	3,419	3,432
Series 2018-A2B-2A, 2.07%, (1M USD LIBOR + 0.33%), 09/15/21 (a) (c)	537	537
Series 2018-A2A-2A, 2.84%, 09/15/21 (a)	244	244
WFRBS Commercial Mortgage Trust
Series 2013-A4-C13, REMIC, 3.00%, 04/17/23	524	536
World Omni Auto Receivables Trust
Series 2019-A2-A, 3.02%, 10/15/20	3,394	3,407
Total Non-U.S. Government Agency Asset-Backed Securities (cost $209,179)		209,930
GOVERNMENT AND AGENCY OBLIGATIONS 12.6%
U.S. Treasury Note 7.6%
Treasury, United States Department of
1.13%, 02/28/21 - 08/31/21	6,000	5,959
1.63%, 06/30/21 - 12/15/22	4,000	4,002
1.50%, 08/31/21 - 09/15/22	17,850	17,812
1.25%, 10/31/21	3,000	2,981
1.50%, 10/31/21 (h)	7,183	7,172
1.75%, 06/15/22 - 07/15/22	5,672	5,692
1.38%, 10/15/22	1,675	1,664
		45,282
Mortgage-Backed Securities 2.2%
Federal Home Loan Mortgage Corporation
2.50%, 04/01/33 - 06/01/34	7,450	7,529
Federal National Mortgage Association, Inc.
2.50%, 09/01/34	4,791	4,833
Government National Mortgage Association
4.50%, 03/20/41	284	306
		12,668
Collateralized Mortgage Obligations 1.6%
Federal Home Loan Mortgage Corporation
Series BP-3738, REMIC, 4.00%, 12/15/38	27	28
Series KN-3763, REMIC, 3.00%, 02/15/39	346	349
Series AB-3967, REMIC, 2.00%, 03/15/41	259	257
Series AB-3774, REMIC, 3.50%, 12/15/20	41	41
Series AD-4032, REMIC, 2.00%, 10/15/41	303	298
Series KC-4826, REMIC, 3.50%, 08/15/45	1,593	1,624
Series PA-4842, REMIC, 4.00%, 04/15/46	1,837	1,893
Series YA-4820, REMIC, 3.50%, 06/15/48	1,703	1,740
Series KA-4628, REMIC, 3.00%, 01/15/55	956	966
Federal National Mortgage Association, Inc.
Series 2011-BD-100, REMIC, 2.50%, 01/25/41	104	105
Series 2012-MB-75, REMIC, 2.00%, 03/25/42	261	259
Series 2012-MA-91, REMIC, 2.00%, 04/25/42	271	269
Series 2018-H-30, REMIC, 3.50%, 06/25/43	1,381	1,400
Government National Mortgage Association
Series 2009-NA-126, REMIC, 4.50%, 11/20/39	368	390
		9,619
U.S. Government Agency Obligations 1.2%
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
2.54%, 04/05/21 (i)	3,000	3,033
Federal Farm Credit Banks Funding Corporation
1.90%, 06/24/21 (i)	3,000	3,017
Federal Home Loan Banks Office of Finance
1.63%, 12/20/21 (i)	1,000	1,001
		7,051
Total Government And Agency Obligations (cost $74,540)		74,620
SHORT TERM INVESTMENTS 1.8%
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (j) (k)	7,336	7,336

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.48% (j) (k)	3,257	3,257
Total Short Term Investments (cost $10,593)		10,593
Total Investments 100.8% (cost $593,950)		598,862
Other Derivative Instruments 0.0%		27
Other Assets and Liabilities, Net (0.8)%		(4,960)
Total Net Assets 100.0%		593,929

(a) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $207,339 and 34.9% of the Fund.

(b) Convertible security.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(h) All or a portion of the security was on loan as of December 31, 2019.

(i) The security is a direct debt of the agency and not collateralized by mortgages.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Nissan Motor Acceptance Corporation, 2.67%, 09/16/22	08/28/19	1,500	1,497	0.3

JNL/PPM America Low Duration Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	567	April 2020	122,223	22	(34)

Short Contracts
United States 5 Year Note	(220)	April 2020	(26,191)	5	96

Short Term Investments in Affiliates

JNL/PPM America Low Duration Bond Fund invests in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds advised by Jackson National Asset Management, LLC and their affiliates, and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. This investment is included in Investments – affiliated in the Statement of Assets and Liabilities and the associated income is included in Affiliated income in the Statement of Operations. There was no realized or unrealized gain or loss relating to transactions in the investment during the year ended December 31, 2019. The following table details the investment held during the year ended December 31, 2019.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/PPM America Low Duration Bond Fund	13,010	401,847	411,600	174	3,257	0.5

The Fund participating in securities lending receives cash collateral daily, which is invested by State Street Bank and Trust Company (“State Street”) in the JNL Securities Lending Collateral Fund, which is an affiliate of the Fund’s Adviser. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. There was no realized or unrealized gain or loss relating to transactions in the JNL Securities Lending Collateral Fund during the year ended December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2019

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Currency Abbreviations:

USD - United States Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate
US - United States

Counterparty Abbreviations:

BCL - Barclays Capital
BNP - BNP Paribas Securities
BOA - Bank of America
DUB - Deutsche Bank Alex Brown Inc.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.
JPM - J.P. Morgan Securities Inc.
NSI - Nomura Securities International Inc.
RBS - Royal Bank of Scotland
TDS - TD Securities Inc.
WFI - Wells Fargo Securities Inc.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2019

	JNL Government Money Market Fund		JNL Securities Lending Collateral Fund		JNL/PPM America Low Duration Bond Fund
Assets
Investments - unaffiliated, at value		$1,561,923		$633,864	$588,269
Investments - affiliated, at value		—		—	10,593
Repurchase agreements, at value		649,900		431,900	—
Variation margin on futures		—		—	27
Cash		481,412		279,832	1,327
Receivable from:
Investment securities sold		153		162	—
Fund shares sold		—		—	3
Dividends and interest		3,951		1,468	3,077
Deposits with brokers and counterparties		—		—	233
Other assets		1		9	—
Total assets		2,697,340		1,347,235	603,529
Liabilities
Payable for:
Investment securities purchased		126		155	2,004
Return of securities loaned		—		—	7,336
Fund shares redeemed		—		—	13
Advisory fees		462		45	174
Administrative fees		—		—	51
Dividends		3,731		1,797	—
Board of trustee fees		148		16	22
Chief compliance officer fees		2		1	—
Other expenses		2		—	—
Total liabilities		4,471		2,014	9,600
Net assets		$2,692,869		$1,345,221	$593,929
Net assets consist of:
Paid-in capital(a)		$2,692,995		$1,345,219	$588,955
Total distributable earnings (loss)(a)		(126)		2	4,974
Net assets		$2,692,869		$1,345,221	$593,929
Net assets - Class A/Institutional Class		$2,692,869		$1,345,221	$1
Shares outstanding - Class A/Institutional Class		2,692,996		1,345,216	—
Net asset value per share - Class A/Institutional Class		$1.00		$1.00	$10.43
Net assets - Class I	$	N/A	$	N/A	$593,928
Shares outstanding - Class I		N/A		N/A	56,599
Net asset value per share - Class I	$	N/A	$	N/A	$10.49
Investments - unaffiliated, at cost		$1,561,923		$633,864	$583,357
Investments - affiliated, at cost		—		—	10,593
Repurchase agreements, at cost		649,900		431,900	—
Securities on loan included in
investments - unaffiliated, at value		—		—	7,192

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2019

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund	JNL/PPM America Low Duration Bond Fund
Investment income
Dividends (a)	$—	$—	$174
Interest	65,903	31,028	19,474
Securities lending (a)	—	—	6
Total investment income	65,903	31,028	19,654

Expenses
Advisory fees	5,445	555	2,236
Administrative fees	—	—	662
Legal fees	13	7	3
Board of trustee fees	62	30	14
Chief compliance officer fees	5	2	1
Other expenses	20	12	8
Total expenses	5,545	606	2,924
Net investment income (loss)	60,358	30,422	16,730

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(8)	1	4,399
Futures contracts	—	—	437
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	8,007
Futures contracts	—	—	(362)
Net realized and unrealized gain (loss)	(8)	1	12,481
Change in net assets from operations	$60,350	$30,423	$29,211
(a) Affiliated income	$—	$—	$180

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund	JNL/PPM America Low Duration Bond Fund
Operations
Net investment income (loss)	$60,358	$30,422	$16,730
Net realized gain (loss)	(8)	1	4,836
Net change in unrealized appreciation
(depreciation)	—	—	7,645
Change in net assets from operations	60,350	30,423	29,211
Distributions to shareholders
From distributable earnings
Class A/Institutional Class	(60,358)	(30,421)	—
Total distributions to shareholders	(60,358)	(30,421)	—
Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	35,305,751	26,876,740	—
Class I	N/A	N/A	21,626
Cost of shares redeemed
Class A/Institutional Class	(35,183,347)	(27,737,884)	—
Class I	N/A	N/A	(147,707)
Change in net assets from
share transactions	122,404	(861,144)	(126,081)
Change in net assets	122,396	(861,142)	(96,870)
Net assets beginning of year	2,570,473	2,206,363	690,799
Net assets end of year	$2,692,869	$1,345,221	$593,929

[1]Share transactions
Shares sold
Class A/Institutional Class	35,305,751	26,876,740	—
Class I	N/A	N/A	2,094
Shares redeemed
Class A/Institutional Class	(35,183,347)	(27,737,884)	—
Class I	N/A	N/A	(14,230)
Change in shares
Class A/Institutional Class	122,404	(861,144)	—
Class I	N/A	N/A	(12,136)
Purchases and sales of long term
investments
Purchase of securities	$137,482	$57,839	$588,002
Purchase of U.S. government securities	1,567,105	632,612	225,715
Total purchases	$1,704,587	$690,451	$813,717
Proceeds from sales of securities	$—	$5,001	$639,340
Proceeds from sales of U.S. government
securities	960,181	337,285	284,124
Total proceeds from sales	$960,181	$342,286	$923,464

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund(a)
Operations
Net investment income (loss)	$14,145	$54,050	$17,027
Net realized gain (loss)	(4,188)	—	—
Net change in unrealized appreciation
(depreciation)	(1,118)	—	—
Change in net assets from operations	8,839	54,050	17,027
Distributions to shareholders
From distributable earnings
Class A/Institutional Class	—	(54,119)	(17,027)
Class I	(13,992)	N/A	N/A
Total distributions to shareholders	(13,992)	(54,119)	(17,027)
Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	—	33,785,618	15,346,620
Class I	131,729	N/A	N/A
Reinvestment of distributions
Class I	13,992	N/A	N/A
Cost of shares redeemed
Class A/Institutional Class	—	(34,837,020)	(13,140,257)
Class I	(41,354)	N/A	N/A
Change in net assets from
share transactions	104,367	(1,051,402)	2,206,363
Change in net assets	99,214	(1,051,471)	2,206,363
Net assets beginning of year	591,585	3,621,944	—
Net assets end of year	$690,799	$2,570,473	$2,206,363

[1]Share transactions
Shares sold
Class A/Institutional Class	—	33,785,618	15,346,617
Class I	12,982	N/A	N/A
Reinvestment of distributions
Class I	1,394	N/A	N/A
Shares redeemed
Class A/Institutional Class	—	(34,837,020)	(13,140,257)
Class I	(4,073)	N/A	N/A
Change in shares
Class A/Institutional Class	—	(1,051,402)	2,206,360
Class I	10,303	N/A	N/A

(a)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(b)

JNL Government Money Market Fund
Institutional Class
12/31/19		1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.08	2,692,869	N/A		0.19		0.19	2.05
12/31/18		1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.71	2,570,473	N/A		0.19		0.19	1.69
12/31/17		1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.73	3,621,944	N/A		0.19		0.19	0.73
12/31/16		1.00	—	—	—	(0.00)	(g)	—	1.00	0.25	3,484,674	N/A		0.19	(h)	0.19	0.25
12/31/15		1.00	—	—	—	(0.00)	(g)	—	1.00	0.05	3,080,670	N/A		0.20	(h)	0.19	0.05

JNL Securities Lending Collateral Fund
Institutional Class
12/31/19		1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.21	1,345,221	N/A		0.04		0.04	2.19
12/31/18	*	1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.82	2,206,363	N/A		0.04		0.04	2.12

JNL/PPM America Low Duration Bond Fund(i)
Class A
12/31/19		10.03	0.21	0.19	0.40	—		—	10.43	3.99	1	116	(j)	0.74		0.74	2.05
12/31/18		10.12	0.21	(0.09)	0.12	(0.21)		—	10.03	1.16	—	125	(j)	0.72		0.72	2.04
12/31/17		10.00	0.11	0.01	0.12	(0.00)	(g)	—	10.12	1.21	1	134		0.73		0.73	1.13
12/31/16		9.96	0.11	0.05	0.16	(0.12)		—	10.00	1.62	892,341	110	(j)	0.74		0.74	1.09
12/31/15		10.01	0.10	(0.05)	0.05	(0.10)	(k)	—	9.96	0.51	717,566	113	(j)	0.74	(l)	0.74 (l)	0.98

Class I
12/31/19		10.05	0.26	0.18	0.44	—		—	10.49	4.38	593,928	116	(j)	0.44		0.44	2.53
12/31/18		10.12	0.23	(0.09)	0.14	(0.21)		—	10.05	1.36	690,799	125	(j)	0.44		0.44	2.22
12/31/17	‡‡	10.12	0.04	(0.04)	0.00	—		—	10.12	0.00	591,584	134		0.45		0.45	1.64

*	Commencement of operations was as follows: August 13, 2018 - JNL Securities Lending Collateral Fund.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for JNL/PPM America Low Duration Bond Fund or can be significantly more than Class A shares for the Fund because of the timing of income received in the Fund. Additionally, the net assets for Class I shares increased significantly in the Fund after the Funds of Funds investment in the underlying fund was sold in Class A and purchased in Class I effective September 25, 2017.

(c)	Calculated using the average shares method.
(d)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(e)

Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for JNL/PPM America Low Duration Bond Fund’s Class A shares were $0.01 for certain days during the period. This was a result of the net assets of the Fund being at a level to generate an expense allocation between $0.005 and $0.015 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class A shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class A shares acquired during the period.

(g)	Amount represents less than $0.005.
(h)	Includes payments for recovery of contractual expense waivers.
(i)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(j)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 121%, 115%, 125% and 116% in 2015, 2016, 2018 and 2019, respectively.
(k)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution, which was less than $0.005 per share for the year ended December 31, 2015.
(l)	The ratio of net and total expenses to average net assets for the JNL/PPM America Low Duration Bond Fund excluding a reimbursement of 24f-2 fees was 0.74%.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated July 28, 2000, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2019 consisted of three (3) separate series, JNL Government Money Market Fund, JNL Securities Lending Collateral Fund and JNL/PPM America Low Duration Bond Fund (each a “Fund”, and collectively, “Funds”), which are each diversified investment companies as defined in the 1940 Act. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. PPM America, Inc., the sub-adviser (the "Sub-Adviser") for JNL/PPM America Low Duration Bond Fund, is an affiliate of JNAM. Wellington Management Company LLP serves as Sub-Adviser for JNL Government Money Market Fund and JNL Securities Lending Collateral Fund.

JNL/PPM America Low Duration Bond Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Shares of JNL/PPM America Low Duration Bond Fund are available for sale to Jackson and to certain series of the JNL Series Trust and Jackson Variable Series Trust, open-end management investment companies advised by JNAM. JNL Government Money Market Fund and JNL Securities Lending Collateral Fund presently offer an Institutional Class of shares. Institutional Class shares are not sold to retail investors but are available for investment by affiliated parties. Affiliated parties or Jackson owned 100% of the outstanding capital shares of JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at December 31, 2019.

Fund Changes. Effective January 1, 2019, JNL/PPM America Low Duration Bond Fund changed its federal income tax status from a regulated investment company ("RIC") to a partnership. As a result of the tax status change, the Fund’s income, gains, losses and credits are allocated directly to its partners and retain the same character for federal income tax purposes. In addition, the Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any. The investment objective, policy, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Fund have not changed in connection with this tax status change. Such a conversion did not impact the contract holders of the separate accounts which own the Fund. The conversion from a RIC to a partnership provides a number of potential benefits to shareholders, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Fund will fail to qualify for treatment as a RIC under various tests imposed by the Internal Revenue Code, and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. Jackson receives benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as Jackson is entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by Jackson. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit of the Funds’ shareholders and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to Jackson are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that Jackson receives from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund's Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. All securities in the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Futures contracts traded on an exchange are generally valued at the exchange's settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. As a partnership, JNL/PPM America Low Duration Bond Fund is not required to distribute net investments income or realized capital gains for federal income tax purposes; therefore, undistributed net investment income and accumulated net realized gain/loss of the Fund are reclassified to paid-in-capital on a semi-annual basis. The JNL Government Money Market Fund and JNL Securities Lending Collateral Fund declare dividends from net investment income daily and pay dividends monthly. Distributions of net realized capital gains, if any, are distributed by JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2019 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	1,561,923	—	1,561,923
Repurchase Agreements	—	649,900	—	649,900
	—	2,211,823	—	2,211,823

JNL Securities Lending Collateral Fund
Assets - Securities
Government And Agency Obligations	—	633,864	—	633,864
Repurchase Agreements	—	431,900	—	431,900
	—	1,065,764	—	1,065,764

JNL/PPM America Low Duration Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	302,222	1,497	303,719
Non-U.S. Government Agency Asset-Backed Securities	—	209,930	—	209,930
Government And Agency Obligations	—	74,620	—	74,620
Short Term Investments	10,593	—	—	10,593
	10,593	586,772	1,497	598,862

Assets - Investments in Other Financial Instruments[1]
Futures Contracts	96	—	—	96
	96	—	—	96
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(34)	—	—	(34)
	(34)	—	—	(34)

1 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2019.

NOTE 4. SECURITIES INVESTMENTS AND INVESTMENT RISKS

Securities Lending and Securities Lending Collateral. JNL/PPM America Low Duration Bond Fund participates in an agency based securities lending program. State Street Bank and Trust Company (“State Street” or "Custodian") serves as custodian and securities lending agent to the Fund. Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equity – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Distributions from the JNL Securities Lending Collateral Fund are aggregated with other income, fees and rebates generated by the securities lending program. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. The securities lending agent receives a portion of these earnings from the Fund's securities lending program.

Cash collateral is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to JNL/PPM America Low Duration Bond Fund and other JNAM affiliated funds. The JNL Securities Lending Collateral Fund pays JNAM for investment advisory services.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - affiliated, at value on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in Investments - unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. The Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Determinations of liquidity are unaudited. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities. JNL/PPM America Low Duration Bond Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities transactions. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. JNL/PPM America Low Duration Bond Fund may purchase or sell mortgage-backed or Treasury securities and simultaneously contract to sell or repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward sale or repurchase settlement date of the dollar or Treasury roll transaction. During the period between the purchase or sale and subsequent sale or repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense. For the year ended December 31 2019, JNL/PPM America Low Duration Bond Fund did not transact in Treasury transactions characterized as secured borrowing transactions.

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of a Fund.

Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as wide spread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded derivative transactions such as futures contracts. Futures contracts require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. A Fund receives from or pays to the FCM an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for futures held by the JNL/PPM America Low Duration Bond Fund are discussed in the following paragraph.

Futures Contracts. JNL/PPM America Low Duration Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2019, variation margin related to futures contracts is reflected as Variation margin on futures contracts in the Statement of Assets and Liabilities. None of the futures contracts held by the Fund are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statement of Assets and Liabilities as of December 31, 2019. During the year ended December 31, 2019, realized gain loss and change in unrealized appreciation (depreciation) on futures contracts is reflected for such investments in the Statement of Operations. Net exposure to the Fund for futures contracts is the variation margin on futures contracts in addition to any collateral pledged for the initial margin on the futures contracts. At December 31, 2019, the Fund had $233 (in thousands) cash pledged as collateral for futures contracts. The futures contracts outstanding as of December 31, 2019, as disclosed in the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund. For the year ended December 31, 2019, the average monthly notional value at purchase of futures in the Fund was $164,306 (in thousands).

NOTE 7. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services. JNL/PPM America Low Duration Bond Fund is obligated to pay JNAM an annual rate of 0.35% for net assets up to $500 million, 0.30% for net assets between $500 million and $3 billion, 0.29% for net assets between $3 billion and $5 billion and 0.28% for net assets over $5 billion. JNL Government Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million, 0.18% for net assets between $750 million and $3 billion, 0.16% for net assets between $3 billion and $5 billion and 0.14% for net assets over $5 billion. JNL Securities Lending Collateral Fund is obligated to pay JNAM an annual rate of 0.04% for net assets up to $3 billion, 0.035% for net assets between $3 billion and $5 billion and 0.03% for net assets over $5 billion.

Administrative Fee. JNAM also serves as the Administrator to the Funds. JNL/PPM America Low Duration Bond Fund pays JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets up to $3 billion and 0.09% of average daily net assets over $3 billion. The fee is accrued daily and paid monthly. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at no additional cost. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees and a portion of the costs associated with the Chief Compliance Officer.

Fee Waiver and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL Government Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding transaction costs, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the month of reimbursement. During the year ended December 31, 2019, there were no fees waived or recaptured and there were no previously waived fees available for recapture. Effective April 27, 2019, the contractual expense limitation agreement for the Fund was terminated.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

Distribution Fees. JNL/PPM America Low Duration Bond Fund has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Fund pays a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of the Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Fund’s Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Fund is 0.30% of the average daily net assets of the Class A shares of the Fund. The Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan, if any, are reflected as 12b-1 fees (Class A) in the Fund’s Statement of Operations. Class I shares of the JNL/PPM America Low Duration Bond Fund and Institutional Class shares of JNL Government Money Market Fund and JNL Securities Lending Collateral Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

NOTE 8. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The JNL/PPM America Low Duration Bond Fund participates in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective May 31, 2019, the Participating Funds may borrow up to $640,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to May 31, 2019, the amount available under the facility was $675,000,000. JNL/PPM America Floating Rate Income Fund, a series of JNL Series Trust and a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPMorgan Chase Bank, N.A. which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in Other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for Interfund lending or Payable for Interfund lending, as appropriate, in the Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 9. INCOME TAX MATTERS

JNL/PPM America Low Duration Bond Fund is treated as a partnership for federal income tax purposes. This Fund is generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. JNL/PPM America Low Duration Bond Fund is treated as a separate entity for federal income tax purposes.

Each Fund, except JNL/PPM America Low Duration Bond Fund, is treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to continue to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. These Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

As of December 31, 2019, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL Government Money Market Fund	2,211,823	4	(4)	—
JNL Securities Lending Collateral Fund	1,065,764	2	(2)	—

As of December 31, 2019, for Funds treated as RICs, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2019

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL Government Money Market Fund	3,762	—	(3,880)	(8)
JNL Securities Lending Collateral Fund	1,816	—	(1,814)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds' fiscal year ended December 31, 2019 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL Government Money Market Fund	61,566	—	—
JNL Securities Lending Collateral Fund	32,753	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2019.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital ($)
JNL/PPM America Low Duration Bond Fund	13,992	–	–
JNL Government Money Market Fund	49,169	11	–
JNL Securities Lending Collateral Fund	12,899		–

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2016, 2017, 2018 and 2019 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2019.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Investors Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within JNL Investors Series Trust, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 21, 2020

List of Funds

JNL Government Money Market Fund
JNL Securities Lending Collateral Fund (commenced operations August 13, 2018)
JNL/PPM America Low Duration Bond Fund

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2019

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees for JNL/PPM America Low Duration Bond Fund and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†
JNL Government Money Market Fund
Institutional Class	0.19	1,000.00	1,009.30	0.96	1,000.00	1,024.25	0.97
JNL Securities Lending Collateral Fund
Institutional Class	0.04	1,000.00	1,010.00	0.20	1,000.00	1,025.00	0.20
JNL/PPM America Low Duration Bond Fund
Class A	0.74	1,000.00	1,011.60	3.75	1,000.00	1,021.48	3.77
Class I	0.44	1,000.00	1,012.50	2.23	1,000.00	1,022.99	2.24

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

‡ The expenses or expense waivers for JNL/PPM America Low Duration Bond Fund’s Class A shares were $0.01 for certain days during the period. This was a result of the net assets of the Fund being at a level to generate an expense allocation between $0.005 and $0.015 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class A shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets of Class A shares during the period.

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q and N-PORT. The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-Q and N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (53) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	161

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (52) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (63) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	161
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	161
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (74) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2014 to 12/2019) Trustee [2] (1/2007 to present)	161
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Michelle Engler (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	161
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	161

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (68) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	161
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Mark S. Wehrle (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (63) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee 2 (12/2013 to present)	161
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Patricia A. Woodworth (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	161

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to present); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Garett J. Childs (40) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to present); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (47) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present, 9/2007 to present, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (54) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
William P. Harding (45) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present, 11/2012 to present, and 11/2012 to 7/2018)

Daniel W. Koors (49) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Kristen K. Leeman (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 6/2012 to present, and 8/2012 to 7/2018)

Adam C. Lueck (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 12/2015 to present, and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (37) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director, Tax of JNAM (3/2015 to 3/2017); Manager, Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present, 8/2017 to present, and 8/2017 to 7/2018)

Joseph B. O’Boyle (57) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (48) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2019:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$6,935	$0	$0	$322,000[3]
Michael Bouchard	$7,333	$0	$0	$340,500
Ellen Carnahan	$7,182	$0	$0	$333,500[4]
William J. Crowley, Jr.[2]	$8,657	$0	$0	$402,000[5]
Michelle Engler	$6,935	$0	$0	$322,000
John Gillespie	$7,107	$0	$0	$330,000[6]
William R. Rybak	$7,516	$0	$0	$349,000
Mark S. Wehrle	$7,010	$0	$0	$325,500[7]
Edward Wood	$7,182	$0	$0	$333,500[8]
Patricia Woodworth	$6,859	$0	$0	$318,500[9]

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,376,500.

2  Mr. Crowley was an ex-officio member of the Governance Committee and the Audit Committee until January 1, 2020. Therefore, he did not receive any compensation as a member of these Committees.

3 Amount includes $161,000 deferred by Mr. Anyah.

4  Amount includes $166,750 deferred by Ms. Carnahan.

5  Amount includes $201,000 deferred by Mr. Crowley.

6  Amount includes $165,000 deferred by Mr. Gillespie.

7  Amount includes $65,100 deferred by Mr. Wehrle.

8 Amount includes $133,400 deferred by Mr. Wood.

9 Amount includes $318,500 deferred by Ms. Woodworth.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Investors Series Trust, 225 W. Wacker Drive, Chicago, IL 60606, or by visiting www.jackson.com.

JNL INVESTORS SERIES TRUST

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and sub-advisory agreements (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Adviser(s)”).

At in-person meetings held on June 3-5, 2019 and September 4-6, 2019, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2020.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including, but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the gross performance of each Fund, including, where applicable, how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index

(“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Funds’ performance, but noted that peer group universes are constantly evolving, and, as such, the universes of comparable funds in the Funds’ peer groups may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2018 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Government Money Market Fund. The Board considered that the Fund outperformed its benchmark for the ten-year period and was only two basis points below the benchmark for the five-year period, even though it underperformed the benchmark for the more recent periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, and outperformed its peer group over the one-year period (ranking in the 23rd percentile of its peer group), though it underperformed its peer group for the other periods. The Board also considered the Fund’s calendar year performance, noting that the Fund outperformed its benchmark for each of the past five calendar years and peer group for two out of the past four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Securities Lending Collateral Fund. The Board noted that the Fund had recently commenced operations and that there was limited Fund performance data to review. The Board noted that, as of March 31, 2019, the Fund performed in line with its benchmark over the three-month period. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Funds’ peer group may change from time to time. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Government Money Market Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are below the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders.

 JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages, and the Fund’s total expense ratio is equal to the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Securities Lending Collateral Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s-length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.   The Board concluded that the sub-advisory fee schedules in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that a Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund that each Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for their activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-adviser as a result of its relationship with the Fund(s).

JNL® Investors Series Trust

JNAM Liquidity Narrative for Shareholders

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Jackson National Asset Management, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program. In administering the Program, the LRMC consults with each Fund’s sub-adviser, if applicable, when such consultation is deemed necessary or appropriate by the LRMC.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplement Dated November 15, 2019

To The Prospectus Dated April 29, 2019

JNL® Investors Series Trust

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for all funds please delete “Foreign regulatory risk” in the entirety and replace with following:

• Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

This Supplement is dated November 15, 2019.

JNL Investors Series Trust One Corporate Way Lansing, MI 48951

CMV8381 01/20

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2018 and December 31, 2019. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$50,583	$0	$0	$0
2019	$44,778	$2,500	$0	$0

The above Audit-Related Fees for 2019 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2018	$20,415	$0	$0
2019	$0	$0	$0

The above Audit-Related Fees for 2018 are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2018, was $20,415. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2019 was $2,500.

(h) For the fiscal years ended December 31, 2018 and December 31, 2019, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 3, 2020

By:	/s/ Daniel W. Koors
Daniel W. Koors Principal Financial Officer

Date:	March 3, 2020

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.